                            JOINDER AGREEMENT

                  THIS JOINDER AGREEMENT is executed and delivered by (i) Norrell Corporation, a Delaware corporation, (ii) American Technical Resources, Inc., a Virginia corporation, (iii) CallTask Incorporated, a Georgia corporation, (iv) Comtex Information Systems, Inc., a Delaware corporation, (v) Dynamic Temporary Services, Inc., a Georgia corporation,
(vi) NorCross Teleservices, Inc., a Delaware corporation, (vii) Norrell Information Services, Inc., a Georgia corporation, (viii) Norrell Resources Corporation, a Delaware corporation, (ix) Norrell Services of Texas, Inc., a Georgia corporation, (x) Norrell Services, Inc., a Georgia corporation, (xi) Norrell Temporary Services Inc., a Georgia corporation, (xii) Tascor Incorporated, a Georgia corporation, (xiii) Tascor Resources Corporation, a Georgia corporation, (xiv) Interim Atlantic Enterprises LLC, a Delaware limited liability company, and (xv) Interim Pacific Enterprises LLC, a Delaware limited liability company (each, a "NEW SELLER") in favor of Interim Services Receivables Corp., a Delaware corporation, as purchaser (the "BUYER"), with respect to that certain Receivables Sale Agreement dated as of July 1, 1999 by and between Interim Services Inc. and certain of its wholly-owned subsidiaries from time to time party thereto as "Sellers" and the Buyer (as amended, supplemented, joined, restated and/or otherwise modified from time to time, the "SALE AGREEMENT"). Capitalized terms used and not otherwise defined herein are used with the meanings attributed thereto in the Sale Agreement.

                  Subject to receipt of counterparts hereof signed by each of the Agents and the Buyer, by its signature below, each New Seller hereby absolutely and unconditionally agrees to become a party to the Sale Agreement as a Seller thereunder and to be bound by the provisions thereof, including, without limitation, the provisions of Section 8.12.

                  Attached hereto are amended and restated versions of Exhibit C and Schedule 2.1(o) to the Sale Agreement. After giving effect to the amendments and restatements embodied therein, each of the representations and warranties contained in Article II of the Sale Agreement will be true and correct as to each New Seller.

                  The "RESPONSIBLE OFFICERS" of each New Seller will be any of Raymond Marcy, Roy G. Krause, Shannon C. Allen, Lisa G. Iglesias, and Bruce T. Petersen in their capacities as officers of the New Sellers, regardless of the titles they may hold, acting singly.

                  Delivered herewith are each of the documents, certificates and opinions required to be delivered by each New Seller pursuant to Article V of the Sale Agreement.

                  The provisions of Article VIII of the Sale Agreement are incorporated in this Joinder Agreement by this reference with the same force and effect as if set forth in full herein except that references in such Article VIII to "this Agreement" shall be deemed to refer to "this Joinder Agreement and to the Sale Agreement is modified by this Joinder Agreement."

                  Please acknowledge your consent to each New Seller's joinder in the Sale Agreement by signing the enclosed copy hereof in the appropriate space provided below and faxing a copy of such counterpart to (a) the Collateral Agent, at fax no. (404) 332-5152, Attention: Elizabeth R. Wagner, and (b) to each New Seller at the fax no. set forth below its signature hereto.

                  IN WITNESS WHEREOF, each New Seller has executed this Joinder Agreement as of the 19th day of October, 1999.

                                      NORRELL CORPORATION,
                                      AMERICAN TECHNICAL RESOURCES, INC.,
                                      CALLTASK INCORPORATED,
                                      COMTEX INFORMATION SYSTEMS, INC.,
                                      DYNAMIC TEMPORARY SERVICES, INC.,
                                      NORCROSS TELESERVICES, INC.,
                                      NORRELL INFORMATION SERVICES, INC.,
                                      NORRELL RESOURCES CORPORATION,
                                      NORRELL SERVICES OF TEXAS,
                                      NORRELL SERVICES, INC.,
                                      NORRELL TEMPORARY SERVICES INC.,
                                      TASCOR INCORPORATED,
                                      TASCOR RESOURCES CORPORATION,
                                      INTERIM ATLANTIC ENTERPRISES LLC
                                      and INTERIM PACIFIC ENTERPRISES LLC



                                      By:     /s/ James W. Williamson
                                            ---------------------------------
                                                James W. Williamson
                                            Vice President - Risk Management

                                      ADDRESS FOR NOTICES:

                                        c/o Interim Services Inc.
                                        2050 Spectrum Boulevard
                                        Ft. Lauderdale, FL 33309

                                        Attention:  Lisa G. Iglesias

                                        Phone:  (954 ) 351-8370
                                        Fax:     (954 ) 938-7780


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


EACH OF THE UNDERSIGNED HEREBY CONSENTS
TO NEW SELLER'S JOINDER IN THE SALE AGREEMENT:

WACHOVIA BANK, N.A., as Collateral Agent and as a Co-Agent


By:    /s/ Kevin McConnell
      ------------------------------
      Title:  Senior Vice President


BANK ONE, NA [MAIN OFFICE CHICAGO] (F/K/A THE FIRST NATIONAL BANK OF CHICAGO), as a Co-Agent


By:    /s/ Julie C. Benda
      ------------------------------
      Title:  Vice President


Interim Services Receivables Corp., as Buyer


By:   /s/ James W. Williamson
      ------------------------------------------
      Title:  Vice President (Risk Management)


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